Morgan Stanley Variable Investment Series - Strategist
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3


Securities Purchased:	 Anheuser-Busch Inbev
Worldwide 3.750% due 7/15/2042
Purchase/Trade Date:	  7/11/2012
Offering Price of Shares: $99.092
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, Barclays, Deutsche Bank
Securities, BNP Paribas, Mitsubishi UFJ Securities,
Mizuho Securities, RBS, Societe Generale, ING,
Santander, Rabo Securities, SMBC Nikko, TD Securities
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Nippon Telegraph and Telephone
1.400% due 7/18/2017
Purchase/Trade Date:	  7/11/2012
Offering Price of Shares: $99.865
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.15
Brokers: BofA Merrill Lynch, Barclays, Morgan
Stanley, BNP Paribas, Citigroup, Credit Suisse,
Deutsche Bank Securities, Goldman, Sachs & Co., J.P.
Morgan, UBS Investment Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Altria Group Inc. 2.850% due
8/9/2022
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.888
Total Amount of Offering: $1,900,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.25
Brokers: Citigroup, Deutsche Bank Securities, JP
Morgan, Barclays, Credit Suisse, HSBC, Scotiabank,
Wells Fargo Securities, Banca IMI, Goldman, Sachs &
Co., Loop Capital Markets, Morgan Stanley, RBC,
Santander, The Williams Capital Group, L.P., US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Celgene Corp. 3.250% due
8/15/2022
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.949
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $95,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.29
Brokers: BofA Merrill Lynch, JP Morgan, Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Time Warner Cable Inc. 4.500%
due 9/15/2042
Purchase/Trade Date:	  8/7/2012
Offering Price of Shares: $99.439
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.05
Brokers: BNP Paribas, Citigroup, Morgan Stanley, RNC
Capital Markets, Credit Suisse, Barclays, BNY Mellon
Capital Markets, LLC, Credit Agricole CIB, Deutsche
Bank Securities, Goldman, Sachs & Co., JP Morgan,
Lloyds Securities, Mitsubishi UFJ Securities, Mizuho
Securities, Ramirez & Co., Inc., RBS, SMBC Nikko,
The Williams Capital Group, L.P., UBS Investment Bank,
US Bancorp
Purchased from: BNP Paribas Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Thermo Fisher 3.150% due 1/15/2023
Purchase/Trade Date:	  8/15/2012
Offering Price of Shares: $99.475
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.15
Brokers: Goldman, Sachs & Co., J.P. Morgan, RBS,
Barclays, BofA Merrill Lynch, Deutsche Bank
Securities, Morgan Stanley, BNP Paribas, HSBC,
Mitsubishi UFJ Securities, Banca IMI, ING, KeyBanc
Capital Markets, Scotia Capital, US Bancorp
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 EOG Resources Inc. 2.625% due 3/15/2023
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.381
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.15
Brokers: Barclays, Citigroup, JP Morgan, UBS
Investment Bank, Wells Fargo Securities, RBC Capital
Markets, Mitsubishi UFJ Securities, Societe Generale,
US Bancorp, Allen & Company LLC, ANZ Securities,
BB&T Capital Markets, BMO Capital Markets,
Comerica Securities, Credit Suisse, Deutsche Bank
Securities, DNB Markets, Goldman, Sachs & Co., Scotiabank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Waste Management Inc. 2.900%
due 9/15/2022
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.681
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.15
Brokers: Barclays, BNP Paribas, BofA Merrill Lynch,
Goldman, Sachs & Co., JP Morgan, Morgan Stanley,
PNC Capital Markets LLC, Scotiabank, US Bancorp
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Wellpoint Inc. 3.300% due
1/15/2023
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.663
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.06
Brokers: Citigroup, Credit Suisse, Deutsche Bank
Securities, BofA Merrill Lynch, UBS Investment Bank,
Wells Fargo Securities, JP Morgan, Morgan Stanley,
SunTrust Robinson Humphrey, US Bancorp, BB& T
Capital Markets, BNY Mellon Capital Makrets, LLC,
Fifth Third Securities, Inc., Huntington Investment
Company, Mitsubishi UFJ Securities, Mizuho Securities,
PNC Capital Markets LLC, SMBC Nikko
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Avalonbay Communities Inc.
2.950% due 9/15/2022
Purchase/Trade Date:	  9/6/2012
Offering Price of Shares: $99.785
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.15
Brokers: UBS Securities LLC, Goldman, Sachs & Co.,
JP Morgan Securities LLC, BNY Mellon Capital
Markets, LLC, Mitsubishi UFJ Securities (USA), Inc.,
SunTrust Robinson Humphrey, Inc.
Purchased from: UBS
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 FMC Technologies Inc. 3.450%
due 10/1/2022
Purchase/Trade Date:	  9/18/2012
Offering Price of Shares: $99.915
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.06
Brokers: JP Morgan, Wells Fargo Securities, DNB
Markets, Mitsubishi UFJ Securities, RBS, US Bancorp
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Watson Pharmaceuticals Inc.
3.250% due 10/1/2022
Purchase/Trade Date:	  9/27/2012
Offering Price of Shares: $99.165
Total Amount of Offering: $1,700,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.05
Brokers: BofA Merrill Lynch, Wells Fargo Securities,
Barclays, JP Morgan, Deutsche Bank Securities, DNB
Markets, HSBC, RBS, US Bancorp
Purchased from:  Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Watson Pharmaceuticals Inc.
4.625% due 10/1/2042
Purchase/Trade Date:	  9/27/2012
Offering Price of Shares: $98.516
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.03
Brokers: BofA Merrill Lynch, Wells Fargo Securities,
Barclays, JP Morgan, Mizuho Securities, DNB Markets,
HSBC, RBS, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 NBC Universal Media LLC
2.875% due 1/15/2023
Purchase/Trade Date:	  9/28/2012
Offering Price of Shares: $99.817
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.08
Brokers: Credit Suisse, JP Morgan , Morgan Stanley,
RBC Capital Markets, Barclays, BNP Paribas, BofA
Merrill Lynch, Citigroup, Deutsche Bank Securities,
Goldman, Sachs & Co., Lloyds Securities, Mizuho
Securities, RBS, SMBC Nikko, UBS Investment Bank,
Wells Fargo Securities, Santander, US Bancorp, Allen &
Company LLC, Gleacher & Company, DnB NOR
Markets, PNC Capital Markets LLC, SunTrust Robinson
Humphrey, TD Securities, Loop Capital Markets, The
Williams Capital Group, L.P., Drexel Hamilton,
Lebenthal Capital Markets, MFR Securities, Inc.
Ramirez & Co., Inc.
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Unitedhealth Group Incorporated
1.400% due 10/15/2017
Purchase/Trade Date:	  10/17/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.08
Brokers: JP Morgan, BofA Merrill Lynch, Goldman,
Sachs & Co., Morgan Stanley, UBS Investment Bank,
Wells Fargo Securities, Barclays Capital, BNY Mellon
Capital Markets, LLC, Citigroup, Deutsche Bank
Securities, RBS, US Bancorp, BB&T Capital Markets,
BMO Capital Marktes, Credit Suisse, Fifth Third
Securities, Inc., KeyBanc Capital Markets, Loop Capital
Markets, PNC Capital Markets LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Unitedhealth Group Incorporated
2.750% due 2/15/2023
Purchase/Trade Date:	  10/17/2012
Offering Price of Shares: $99.842
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.05
Brokers: JP Morgan, BofA Merrill Lynch, Goldman,
Sachs & Co., Morgan Stanley, UBS Investment Bank,
Wells Fargo Securities, Barclays Capital, BNY Mellon
Capital Markets, LLC, Citigroup, Deutsche Bank
Securities, RBS, US Bancorp, BB&T Capital Markets,
BMO Capital Markets, Credit Suisse, Fifth Third
Securities, Inc., KeyBanc Capital Markets, Loop Capital
Markets, PNC Capital Markets LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Oracle Systems 1.200% due
10/15/2017
Purchase/Trade Date:	  10/18/2012
Offering Price of Shares: $99.827
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.47
Brokers: Citigroup, JP Morgan, RBS, Wells Fargo
Securities, BNP Paribas, BofA Merrill Lynch,
Mitsubishi UFJ Securities, Barclays, Credit Suisse,
Deutsche Bank Securities, HSBC, Mizuho Securities,
RBC Capital Markets, UBS Investment Bank, US Bancorp
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	CR Bard, Inc. 1.375% due
1/15/2018
Purchase/Trade Date:	  10/25/2012
Offering Price of Shares: $99.873
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $65,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets:  0.20
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co.,
Wells Fargo Securities, Barclays, JP Morgan, PNC
Capital Markets LLC, RBC Capital Markets, Mitsubishi
UFJ Securities, SunTrust Robinson Humphrey, US Bancorp
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Aetna Inc. 2.750% due
11/15/2022
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $98.309
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $70,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.21
Brokers:  Goldman, Sachs & Co., UBS Investment
Bank, JP Morgan, Morgan Stanley, RBS, Barclays,
BofA Merrill Lynch, Citigroup, Credit Suisse,
Mitsubishi UFJ Securities, SunTrust Robinson
Humphrey, US Bancorp, Wells Fargo Securities, BNY
Mellon Capital Markets, LLC, HSBC, Fifth Third
Securities, Inc., PNC Capital Markets LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Aetna Inc. 4.125% due 11/7/2024
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $98.457
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.05
Brokers: Goldman, Sachs & Co., UBS Investment Bank,
JP Morgan, Morgan Stanley, RBS, Barclays, BofA
Merrill Lynch, Citigroup, Credit Suisse, Mitsubishi UFJ
Securities, SunTrust Robinson Humphrey, US Bancorp,
Wells Fargo Securities, BNY Mellon Capital Markets,
LLC, HSBC, Fifth Third Securities, Inc., PNC Capital Markets LLC
Purchased from: UBS Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Verizon Communications Inc.
3.850% due 11/1/2042
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $99.859
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $95,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.30
Brokers: Barclays, BofA Merrill Lynch, JP Morgan,
RBS, Citigroup, Goldman, Sachs & Co., RBC Capital
Markets, Wells Fargo Securities, Credit Suisse,
Deutsche Bank Securities, Mitsubishi UFJ Securities,
Mizuho Securities, Santander, UBS Investment Bank,
Lloyds Securities, SMBC Nikko, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Abbvie Inc. 4.400% due
11/6/2042
Purchase/Trade Date:	  11/5/2012
Offering Price of Shares: $98.964
Total Amount of Offering: $2,600,000,000
Amount Purchased by Fund: $45,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.14
Brokers: Morgan Stanley, Barclays, BofA Merrill
Lynch, JP Morgan, Deutsche Bank Securities, RBS,
BNP Paribas, Societe Generale, Banca IMI, Goldman,
Sachs & Co., Handelsbanken Capital Markets, HSBC,
ING, Loop Capital Markets, Mitsubishi UFJ Securities,
Mizuho Securities, RBC Capital Markets, Santander,
Standard Chartered Bank, UBS Investment Bank, US
Bancorp, The Williams Capital Group, L.P.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Turlock Corporation (to be
merged with and into Eaton) 2.750% due 11/2/2022
Purchase/Trade Date:	  11/14/2012
Offering Price of Shares: $99.664
Total Amount of Offering: $1,600,000,000
Amount Purchased by Fund: $55,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.17
Brokers: Citigroup, Morgan Stanley, BofA Merrill
Lynch, Deutsche Bank Securities, JP Morgan
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 British Sky Broadcasting Group
PLC 3.125% due 11/26/2022
Purchase/Trade Date:	  11/19/2012
Offering Price of Shares: $99.566
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.16
Brokers: Barclays, JP Morgan, BNP Paribas, Morgan
Stanley, Societe Generale
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Amazon.com Inc. 1.200% due
11/29/2017
Purchase/Trade Date:	  11/26/2012
Offering Price of Shares: $99.513
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $55,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.17
Brokers: Morgan Stanley, Goldman, Sachs & Co.,
HSBC, BofA Merrill Lynch
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Cox Communications Inc.
3.250% due 12/15/2022
Purchase/Trade Date:	  11/26/2012
Offering Price of Shares: $99.846
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.08
Brokers: JP Morgan, Wells Fargo Securities, Barclays,
Citigroup, BofA Merrill Lynch, Goldman, Sachs & Co.,
Morgan Stanley, RBC Capital Markets, SunTrust
Robinson Humphrey, Credit Agricole CIB, Deutsche
Bank Securities, Fifth Third Securities, Inc., Mizuho
Securities, RBS, SMBC Nikko
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Murphy Oil Corporation 3.700%
due 12/1/2022
Purchase/Trade Date:	  11/27/2012
Offering Price of Shares: $99.594
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.16
Brokers: JP Morgan, BofA Merrill Lynch, Deutsche
Bank Securities, RBC Capital Markets, Wells Fargo
Securities, Citigroup, DNB Markets, Mitsubishi UFJ
Securities, Capital One Southcoast, Comerica Securities,
Fifth Third Securities, Inc., Raymond James Morgan
Keegan, Scotiabank, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 McKesson Corporation 2.700%
due 12/4/2015
Purchase/Trade Date:	  11/29/12
Offering Price of Shares: $99.886
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $55,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.17
Brokers: BofA Merrill Lynch, JP Morgan, Mitsubishi
UFJ Securities, Scotiabank, PNC Capital Markets LLC,
Fifth Third Securities, Inc., Rabo Securities, Wells Fargo Securities, HSBC, Lloyds Securities, TD Securities, US Bancorp Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Intel Corp. 2.750% due
12/15/2022
Purchase/Trade Date:	  12/4/12
Offering Price of Shares: $99.573
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, JP Morgan, Credit Suisse,
Morgan Stanley, Needham & Company, Wells Fargo Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 NetApp Inc. 2.000% due
12/15/2017
Purchase/Trade Date:	  12/5/2012
Offering Price of Shares: $99.494
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.08
Brokers: JP Morgan, Morgan Stanley, BofA Merrill
Lynch, Citigroup, Goldman, Sachs & Co., Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.